CERTIFICATION                                                       Exhibit 31.2
Chief Financial Officer

I, Stephen K. Radusch, Chief Financial Officer certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Chadmoore Wireless Group, Inc;

2. Based on my knowledge, the report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report;

3. Based on my knowledge, the financial statements, and other financial information included in the report, fairly present in all material respects the financial conditions, the results of its operations and cash flows of the issuer as of, and for, the periods presented in the report;

4. The small business issuer's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

     a. Designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which the periodic reports are being prepared;

     b. Evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of the report (the "Evaluation Date"); and

     c. Presented in the report their conclusions about the effectiveness of the disclosure controls and procedures based on their evaluation as of the Evaluation Date;

5. The small business issuer's other certifying officers and I have disclosed, based on our most recent evaluation, to the small business issuer's auditors and the audit committee of the board of directors (or persons fulfilling the equivalent function):

     a. All significant deficiencies and material weaknesses in the design or operation of internal controls or financial reporting which could adversely affect the issuer's ability to record, process, summarize and report financial data; and

     b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal controls over financial reporting.


August 15, 2005

/s/ STEPHEN K. RADUSCH
----------------------------
Stephen K. Radusch
Chief Financial Officer